                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of October, 1997.


                                      By:      /s/ RICHARD A. MCGINN
                                               --------------------------------
                                               Name: Richard A. McGinn
                                               Title:  Chief Executive Officer
                                                       and Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.



                                   By:      /s/ DONALD K. PETERSON
                                            ------------------------------------
                                            Name: Donald K. Peterson
                                            Title: Executive Vice President and
                                                    Chief Financial Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.



                                       By:      /s/ JAMES S. LUSK
                                                --------------------------------
                                                Name: James S. Lusk
                                                Title: Vice President and
                                                        Controller

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.



                                        By:      /s/ PAUL A. ALLAIRE
                                                 -------------------------------
                                                 Name: Paul A. Allaire
                                                 Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.



                                      By:      /s/ CARLA A. HILLS
                                               --------------------------------
                                               Name: Carla A. Hills
                                               Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.



                                        By:      /s/ DREW LEWIS
                                                 ------------------------------
                                                 Name: Drew Lewis
                                                 Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.



                                      By:      /s/ PAUL H. O'NEILL
                                               --------------------------------
                                               Name: Paul H. O'Neill
                                               Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.



                                      By:      /s/ DONALD S. PERKINS
                                               --------------------------------
                                               Name: Donald S. Perkins
                                               Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1997.


                                     By:      /s/ HENRY B. SCHACHT
                                              ---------------------------------
                                              Name: Henry B. Schacht
                                              Title: Chairman of the Board

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of October, 1997.



                                     By:      /s/ FRANKLIN A. THOMAS
                                              ---------------------------------
                                              Name: Franklin A. Thomas
                                              Title: Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the proposed merger of the Company or a subsidiary of the Company and Livingston Enterprises, Inc.; and


         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:


         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of October, 1997.



                                       By:      /s/ JOHN A. YOUNG
                                                -------------------------------
                                                Name: John A. Young
                                                Title: Director